SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 5, 2005


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)




                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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Item 8.01 - Other Events

         On January 5, 2005, the Registrant issued the following press release announcing its scheduled conference call regarding its operating results for the quarter ended December 31, 2004.



                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


                             Second Quarter Results

                     We have scheduled a conference call for

                           Thursday, January 27, 2005
                                8:30 a.m. Central

                Management participating on the call will include

                    David B. Ferraro, Chief Executive Officer
              John B. Crowe, President and Chief Operating Officer
       Kristopher J. Matula, Exec. Vice President, Chief Financial Officer
                   Chad P. Foreman, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through February 26, 2005.

In addition, persons interested in listening by telephone may dial in at (800) 946-0785 within the United States. International callers should dial (719) 457-2661. Participants should call no later than 8:25 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 463350. The telephone replay will be available until midnight February 10, 2005.

A press release will be issued via Business Wire after the market closes on January 26. If you do not receive a copy of this release, please contact Chad Foreman at (901) 320-8828.

We look forward to your participation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ Kristopher J. Matula
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                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer January 5, 2005